Exhibit 99.4



                                                                 MORGAN STANLEY


-----------------------------------------------------------------------------------------------------------------------------------
Date:       January 31, 2006

To:         Morgan Stanley Mortgage Loan Trust 2006-1AR              From:      Morgan Stanley Capital Services Inc.

Attn:       Wells Fargo Bank, National Association                   Contact:   Kelvin Borre
            9062 Old Annapolis Road
            Columbia, MD 21045
            Attention:  Client Manager, MSM 2006-1AR

Fax:        (410) 715-4513                                           Fax:       (212) 507-3837

Tel:        (410) 884-2000                                           Tel:       (212) 761-1426
-----------------------------------------------------------------------------------------------------------------------------------

Re: Cap Ref. No. KQBBO, Class 1-A-1 and Class 1-A-2

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-1AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of January 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                           Morgan Stanley Capital Services Inc.

Party A Credit Support:            Payments guaranteed by Morgan Stanley

Party B:                           Morgan Stanley Mortgage Loan Trust 2006-1AR

Trade Date:                        January 26, 2006

Notional Amount:                   See Schedule A attached hereto

Effective Date:                    February 25, 2006

Termination Date:                  October 25, 2014

                                                                 MORGAN STANLEY


Fixed Amounts:
-------------

   Fixed Amount Payer:                               Party B

   Fixed Amount Payer Payment Date:                  January 30, 2006

   Fixed Amount:                                     USD $1,600,000 (Party A hereby acknowledges receipt of payment in full of this amount)

Floating Amounts:
----------------

   Floating Amount:                                  The product of (a) the Floating Rate,(b) the Floating Rate Day Count
                                                     Fraction, (c) the "Notional Amount" (as set forth in Schedule A hereto for the related Floating Rate Payer Payment Date) and (d) the
                                                     "Multiplier" (as set forth in Schedule A hereto for the related Floating
                                                     Rate Payer Period End Date).

   Floating Rate Payer:                              Party A

   Strike Rate:                                      For the Calculation Period related to a Floating Rate Payer Payment Date, the
                                                     "Strike Rate" (as set forth in Schedule A hereto for such Floating Rate
                                                     Payer Period End Date).

   Floating Rate Payer Payment Dates:                Early Payment -- For each Calculation Period, the first Business Day prior to each Floating Rate Payer Period End Date.

   Floating Rate Payer Period End Date(s):           The 25th of each month in each year from (and including) March 25, 2006 to (and including) the Termination Date with no adjustment to Period End
                                                     Dates.

                                                     For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but excluding March 25, 2006 and that the final Calculation Period will accrue from and including
                                                     September 25, 2014 to but excluding the Termination Date.

   Floating Rate:                                    For the Calculation Period related to a Floating Rate Payer Payment
                                                     Date, the excess, if any, of (x) the lesser of (a) USD-LIBOR-BBA with a
                                                     Designated Maturity of 1 month and (b) the "Ceiling Rate" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End
                                                     Date) over (y) the Strike Rate.

   Floating Rate Day Count Fraction:                 30/360

   Reset Dates:                                      The first day of Each Calculation Period.

   Compounding:                                      Inapplicable

   Business Days:                                    New York


                                                                 -2-


                                                                 MORGAN STANLEY


   Calculation Agent:                                Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

        3. Account Details:

Payments to Party A:                                 Citibank, New York
                                                     ABA No. 021 000 089
                                                     For: Morgan Stanley Capital Services Inc.
                                                     Account No. 4072 4601

Operations Contact:                                  Jean Barnum
                                                     Tel 212 761-2630
                                                     Fax 410 534-1431

Payments to Party B:                                 Wells Fargo Bank, National Association
                                                     ABA No. 121-000-248
                                                     Account Name: Corporate Trust Clearing
                                                     Account No. 3970771416 for further credit to 50890501,
                                                     MSM 2006-1AR
                                                     Ref: MSM 2006-1AR, Class 1-A-1 and Class 1-A-2

        4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)   "Termination Currency" means United States Dollars.

(f)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other

                                                                 MORGAN STANLEY


      party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the

                                                                 MORGAN STANLEY


            passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

      (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                 MORGAN STANLEY


(m)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address:   Wells Fargo Bank, National Association
                       9062 Old Annapolis Road
                       Columbia, Maryland 21045

            Attention: Client Manager - MSM 2006-1AR

            Facsimile No.: (410) 715-2380      Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

      "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either (A) (a) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

      It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                 MORGAN STANLEY


      Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

      As used in this Agreement the following words shall have the following meanings:

      "Depositor" shall mean Morgan Stanley Capital I Inc.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

      "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

      "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered
      Certificates.

      "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                 MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:  /s/ David N. Moore
    --------------------------------------------------------
      Name: David N. Moore
      Title: Vice President





WELLS FARGO BANK, NATIONAL ASSOCIATION,
  acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY
  MORTGAGE LOAN TRUST 2006-1AR


By:  /s/ Darron C. Woodus
    --------------------------------------------------------
      Name: Darron C. Woodus
      Title: Assistant Vice President

                                                                 MORGAN STANLEY


                                  Schedule A
                          Class 1-A-1 and Class 1-A-2

                          Interest Rate Cap Schedule

           Floating Rate                 Notional
               Payer                      Amount
          Period End Date                   ($)                 Multiplier        Strike Rate (%)         Ceiling Rate (%)
   -----------------------------      ---------------       -----------------    -----------------      --------------------
   March 25, 2006...............       4,217,771.63                   100.00           5.837                   11.220
   April 25, 2006...............       4,128,454.00                   100.00           5.833                   11.220
   May 25, 2006.................       4,039,496.46                   100.00           5.894                   11.220
   June 25, 2006................       3,950,899.09                   100.00           5.950                   11.220
   July 25, 2006................       3,862,668.50                   100.00           5.969                   11.220
   August 25, 2006..............       3,774,804.00                   100.00           5.954                   11.220
   September 25, 2006...........       3,687,315.11                   100.00           5.938                   11.220
   October 25, 2006.............       3,600,233.27                   100.00           5.921                   11.220
   November 25, 2006............       3,513,592.40                   100.00           5.975                   11.220
   December 25, 2006............       3,428,551.38                   100.00           5.975                   11.220
   January 25, 2007.............       3,345,397.89                   100.00           5.974                   11.220
   February 25, 2007............       3,264,082.30                   100.00           5.956                   11.220
   March 25, 2007...............       3,184,578.26                   100.00           5.938                   11.220
   April 25, 2007...............       3,106,845.08                   100.00           5.918                   11.220
   May 25, 2007.................       3,030,843.04                   100.00           5.977                   11.220
   June 25, 2007................       2,956,533.50                   100.00           5.973                   11.220
   July 25, 2007................       2,883,882.40                   100.00           5.966                   11.220
   August 25, 2007..............       2,812,846.64                   100.00           5.947                   11.220
   September 25, 2007...........       2,743,391.68                   100.00           5.928                   11.220
   October 25, 2007.............       2,675,482.10                   100.00           5.915                   11.220
   November 25, 2007............       2,609,081.49                   100.00           5.981                   11.220
   December 25, 2007............       2,544,157.87                   100.00           5.986                   11.220
   January 25, 2008.............       2,480,682.69                   100.00           5.997                   11.220
   February 25, 2008............       2,418,622.69                   100.00           5.982                   11.220
   March 25, 2008...............       2,357,942.17                   100.00           5.967                   11.220
   April 25, 2008...............       2,298,610.24                   100.00           5.953                   11.220
   May 25, 2008.................       2,240,597.01                   100.00           5.964                   11.220
   June 25, 2008................       2,183,872.72                   100.00           5.956                   11.220
   July 25, 2008................       2,128,410.73                   100.00           5.953                   11.220
   August 25, 2008..............       2,074,180.82                   100.00           5.946                   11.220
   September 25, 2008...........       2,021,155.50                   100.00           5.929                   11.220
   October 25, 2008.............       1,969,307.45                   100.00           5.986                   11.220
   November 25, 2008............       1,918,601.59                   100.00           6.139                   11.220
   December 25, 2008............       1,872,771.19                   100.00           6.450                   11.220
   January 25, 2009.............       1,828,006.15                   100.00           6.465                   11.220
   February 25, 2009............       1,784,276.04                   100.00           6.449                   11.220
   March 25, 2009...............       1,745,161.62                   100.00           6.435                   11.220
   April 25, 2009...............       1,706,912.18                   100.00           6.424                   11.220
   May 25, 2009.................       1,669,508.55                   100.00           6.424                   11.220
   June 25, 2009................       1,632,931.72                   100.00           6.422                   11.220
   July 25, 2009................       1,597,163.22                   100.00           6.411                   11.220
   August 25, 2009..............       1,562,185.03                   100.00           6.401                   11.220
   September 25, 2009...........       1,527,979.90                   100.00           6.386                   11.220
   October 25, 2009.............       1,494,530.20                   100.00           6.374                   11.220
   November 25, 2009............       1,461,819.09                   100.00           6.372                   11.220
   December 25, 2009............       1,429,830.27                   100.00           6.412                   11.220
   January 25, 2010.............       1,398,551.62                   100.00           6.404                   11.220
   February 25, 2010............       1,367,963.08                   100.00           6.391                   11.220
   March 25, 2010...............       1,338,049.29                   100.00           6.378                   11.220
   April 25, 2010...............       1,308,795.21                   100.00           6.368                   11.220
   May 25, 2010.................       1,280,186.16                   100.00           6.361                   11.220
   June 25, 2010................       1,252,207.79                   100.00           6.352                   11.220
   July 25, 2010................       1,224,846.05                   100.00           6.337                   11.220
   August 25, 2010..............       1,198,087.24                   100.00           6.367                   11.220
   September 25, 2010...........       1,171,913.91                   100.00           6.353                   11.220
   October 25, 2010.............       1,146,317.14                   100.00           6.354                   11.220
   November 25, 2010............       1,121,286.30                   100.00           7.095                   11.220
   December 25, 2010............       1,096,810.51                   100.00           8.988                   11.220


                                                                 -9-


                                                                 MORGAN STANLEY


           Floating Rate                 Notional
               Payer                      Amount
          Period End Date                   ($)                 Multiplier        Strike Rate (%)         Ceiling Rate (%)
   -----------------------------      ---------------       -----------------    -----------------      --------------------
   January 25, 2011.............       1,072,864.91                   100.00           9.375                   11.220
   February 25, 2011............       1,049,448.43                   100.00           9.368                   11.220
   March 25, 2011...............       1,026,547.05                   100.00           9.360                   11.220
   April 25, 2011...............       1,004,149.33                   100.00           9.353                   11.220
   May 25, 2011.................         982,244.10                   100.00           9.345                   11.220
   June 25, 2011................         960,820.42                   100.00           9.338                   11.220
   July 25, 2011................         939,867.62                   100.00           9.332                   11.220
   August 25, 2011..............         919,375.25                   100.00           9.325                   11.220
   September 25, 2011...........         899,333.09                   100.00           9.317                   11.220
   October 25, 2011.............         879,731.18                   100.00           9.310                   11.220
   November 25, 2011............         860,559.74                   100.00           9.302                   11.220
   December 25, 2011............         841,809.23                   100.00           9.295                   11.220
   January 25, 2012.............         823,470.34                   100.00           9.287                   11.220
   February 25, 2012............         805,533.94                   100.00           9.280                   11.220
   March 25, 2012...............         787,991.12                   100.00           9.272                   11.220
   April 25, 2012...............         770,833.17                   100.00           9.265                   11.220
   May 25, 2012.................         754,051.55                   100.00           9.257                   11.220
   June 25, 2012................         737,637.96                   100.00           9.250                   11.220
   July 25, 2012................         721,584.23                   100.00           9.242                   11.220
   August 25, 2012..............         705,882.41                   100.00           9.235                   11.220
   September 25, 2012...........         690,524.72                   100.00           9.227                   11.220
   October 25, 2012.............         675,503.54                   100.00           9.220                   11.220
   November 25, 2012............         660,811.44                   100.00           9.212                   11.220
   December 25, 2012............         646,441.14                   100.00           9.204                   11.220
   January 25, 2013.............         632,385.53                   100.00           9.197                   11.220
   February 25, 2013............         618,637.65                   100.00           9.189                   11.220
   March 25, 2013...............         605,190.72                   100.00           9.182                   11.220
   April 25, 2013...............         592,038.08                   100.00           9.174                   11.220
   May 25, 2013.................         579,173.23                   100.00           9.167                   11.220
   June 25, 2013................         566,589.82                   100.00           9.159                   11.220
   July 25, 2013................         554,281.65                   100.00           9.152                   11.220
   August 25, 2013..............         542,242.63                   100.00           9.144                   11.220
   September 25, 2013...........         530,466.83                   100.00           9.137                   11.220
   October 25, 2013.............         518,948.44                   100.00           9.129                   11.220
   November 25, 2013............         507,681.79                   100.00           9.121                   11.220
   December 25, 2013............         496,661.32                   100.00           9.114                   11.220
   January 25, 2014.............         485,881.62                   100.00           9.106                   11.220
   February 25, 2014............         475,337.36                   100.00           9.099                   11.220
   March 25, 2014...............         465,023.38                   100.00           9.091                   11.220
   April 25, 2014...............         454,934.59                   100.00           9.084                   11.220
   May 25, 2014.................         445,066.03                   100.00           9.076                   11.220
   June 25, 2014................         435,412.86                   100.00           9.069                   11.220
   July 25, 2014................         425,970.34                   100.00           9.061                   11.220
   August 25, 2014..............         416,733.82                   100.00           9.053                   11.220
   September 25, 2014...........         407,698.78                   100.00           9.046                   11.220
   October 25, 2014.............         398,860.78                   100.00           9.038                   11.220
   November 25, 2014
     and thereafter.............               0.00                   100.00            N/A                      N/A

                                                                 MORGAN STANLEY


----------------------------------------------------------------------------------------------------------------------------------
Date:       January 31, 2006

To:         Morgan Stanley Mortgage Loan Trust 2006-1AR               From:            Morgan Stanley Capital Services Inc.

Attn:       Wells Fargo Bank, National Association                    Contact:         Kelvin Borre
            9062 Old Annapolis Road
            Columbia, MD 21045
            Attention:  Client Manager, MSM 2006-1AR

Fax:        (410) 715-4513                                            Fax:             (212) 507-3837

Tel:        (410) 884-2000                                            Tel:             (212) 761-1426
----------------------------------------------------------------------------------------------------------------------------------

Re: Cap Ref. No. KQBAY, Class 1-A-3

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-1AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of January 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                           Morgan Stanley Capital Services Inc.

Party A Credit Support:            Payments guaranteed by Morgan Stanley

Party B:                           Morgan Stanley Mortgage Loan Trust 2006-1AR

Trade Date:                        January 26, 2006

Notional Amount:                   See Schedule A attached hereto

Effective Date:                    February 25, 2006

Termination Date:                  October 25, 2014

                                                                 MORGAN STANLEY


Fixed Amounts:
-------------

   Fixed Amount Payer:                               Party B

   Fixed Amount Payer Payment Date:                  January 30, 2006

   Fixed Amount:                                     USD $25,000 (Party A hereby acknowledges receipt of payment in full of this amount)

Floating Amounts:
----------------

   Floating Amount:                                  The product of (a) the Floating Rate, (b) the Floating Rate Day Count
                                                     Fraction, (c) the "Notional Amount" (as set forth in Schedule A hereto for the related Floating Rate Payer Payment Date) and (d) the
                                                     "Multiplier" (as set forth in Schedule A hereto for the related Floating
                                                     Rate Payer Period End Date).

   Floating Rate Payer:                              Party A

   Strike Rate:                                      For the Calculation Period related to a Floating Rate Payer Payment
                                                     Date, the "Strike Rate" (as set forth in Schedule A hereto for such
                                                     Floating Rate Payer Period End Date).

   Floating Rate Payer Payment Dates:                Early Payment -- For each Calculation Period, the first Business Day prior to each Floating Rate Payer Period End Date.

   Floating Rate Payer Period End Date(s):           The 25th of each month in each year from (and including) March 25, 2006 to (and including) the Termination Date with no adjustment to Period
                                                     End Dates.

                                                     For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but excluding March 25, 2006 and that the final Calculation Period will accrue from and including
                                                     September 25, 2014 to but excluding the Termination Date.

   Floating Rate:                                    For the Calculation Period related to a Floating Rate Payer Payment
                                                     Date, the excess, if any, of (x) the lesser of (a) USD-LIBOR-BBA with a
                                                     Designated Maturity of 1 month and (b) the "Ceiling Rate" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End
                                                     Date) over (y) the Strike Rate.

   Floating Rate Day Count Fraction:                 30/360

   Reset Dates:                                      The first day of Each Calculation Period.

   Compounding:                                      Inapplicable

   Business Days:                                    New York


                                                                 -2-


                                                                 MORGAN STANLEY


   Calculation Agent:                                Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

        3. Account Details:

Payments to Party A:                                 Citibank, New York
                                                     ABA No. 021 000 089
                                                     For: Morgan Stanley Capital Services Inc.
                                                     Account No. 4072 4601

Operations Contact:                                  Jean Barnum
                                                     Tel 212 761-2630
                                                     Fax 410 534-1431

Payments to Party B:                                 Wells Fargo Bank, National Association
                                                     ABA No. 121-000-248
                                                     Account Name: Corporate Trust Clearing
                                                     Account No. 3970771416 for further credit to 50890501,
                                                     MSM 2006-1AR
                                                     Ref: MSM 2006-1AR, Class 1-A-3

        4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)   "Termination Currency" means United States Dollars.

(f)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other

                                                                 MORGAN STANLEY


      party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the

                                                                 MORGAN STANLEY


            passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

      (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                 MORGAN STANLEY


(m)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address:    Wells Fargo Bank, National Association
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045

            Attention:  Client Manager - MSM 2006-1AR

            Facsimile No.: (410) 715-2380     Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

      "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either (A) (a) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

      It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                 MORGAN STANLEY


      Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

      As used in this Agreement the following words shall have the following meanings:

      "Depositor" shall mean Morgan Stanley Capital I Inc.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

      "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

      "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered
      Certificates.

      "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                 MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:  /s/ David N. Moore
    --------------------------------------------------------
      Name: David N. Moore
      Title: Vice President





WELLS FARGO BANK, NATIONAL ASSOCIATION,
  acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY
  MORTGAGE LOAN TRUST 2006-1AR


By:  /s/ Darron C. Woodus
    --------------------------------------------------------
      Name: Darron C. Woodus
      Title: Assistant Vice President

                                                                 MORGAN STANLEY


                                  Schedule A
                                  Class 1-A-3

                          Interest Rate Cap Schedule


            Floating Rate                 Notional
                Payer                      Amount
           Period End Date                   ($)                   Multiplier      Strike Rate (%)         Ceiling Rate (%)
    -----------------------------      ---------------        -----------------  ------------------    ----------------------
    March 25, 2006...............          29,375.35                   100.00           5.863                   11.080
    April 25, 2006...............          28,753.28                   100.00           5.868                   11.080
    May 25, 2006.................          28,133.72                   100.00           5.938                   11.080
    June 25, 2006................          27,516.67                   100.00           6.131                   11.080
    July 25, 2006................          26,902.18                   100.00           6.182                   11.080
    August 25, 2006..............          26,290.23                   100.00           6.184                   11.080
    September 25, 2006...........          25,680.90                   100.00           6.182                   11.080
    October 25, 2006.............          25,074.41                   100.00           6.181                   11.080
    November 25, 2006............          24,470.98                   100.00           6.244                   11.080
    December 25, 2006............          23,878.70                   100.00           6.257                   11.080
    January 25, 2007.............          23,299.56                   100.00           6.281                   11.080
    February 25, 2007............          22,733.23                   100.00           6.279                   11.080
    March 25, 2007...............          22,179.51                   100.00           6.278                   11.080
    April 25, 2007...............          21,638.12                   100.00           6.277                   11.080
    May 25, 2007.................          21,108.80                   100.00           6.342                   11.080
    June 25, 2007................          20,591.25                   100.00           6.351                   11.080
    July 25, 2007................          20,085.26                   100.00           6.360                   11.080
    August 25, 2007..............          19,590.52                   100.00           6.358                   11.080
    September 25, 2007...........          19,106.79                   100.00           6.357                   11.080
    October 25, 2007.............          18,633.83                   100.00           6.359                   11.080
    November 25, 2007............          18,171.37                   100.00           6.424                   11.080
    December 25, 2007............          17,719.20                   100.00           6.441                   11.080
    January 25, 2008.............          17,277.11                   100.00           6.465                   11.080
    February 25, 2008............          16,844.89                   100.00           6.463                   11.080
    March 25, 2008...............          16,422.27                   100.00           6.461                   11.080
    April 25, 2008...............          16,009.04                   100.00           6.461                   11.080
    May 25, 2008.................          15,605.00                   100.00           6.523                   11.080
    June 25, 2008................          15,209.93                   100.00           6.536                   11.080
    July 25, 2008................          14,823.66                   100.00           6.551                   11.080
    August 25, 2008..............          14,445.97                   100.00           6.558                   11.080
    September 25, 2008...........          14,076.66                   100.00           6.556                   11.080
    October 25, 2008.............          13,715.56                   100.00           6.637                   11.080
    November 25, 2008............          13,362.41                   100.00           6.862                   11.080
    December 25, 2008............          13,043.22                   100.00           7.172                   11.080
    January 25, 2009.............          12,731.44                   100.00           7.202                   11.080
    February 25, 2009............          12,426.88                   100.00           7.199                   11.080
    March 25, 2009...............          12,154.46                   100.00           7.196                   11.080
    April 25, 2009...............          11,888.07                   100.00           7.194                   11.080
    May 25, 2009.................          11,627.56                   100.00           7.197                   11.080
    June 25, 2009................          11,372.82                   100.00           7.197                   11.080
    July 25, 2009................          11,123.70                   100.00           7.195                   11.080
    August 25, 2009..............          10,880.09                   100.00           7.193                   11.080
    September 25, 2009...........          10,641.86                   100.00           7.190                   11.080
    October 25, 2009.............          10,408.90                   100.00           7.187                   11.080
    November 25, 2009............          10,181.07                   100.00           7.189                   11.080
    December 25, 2009............           9,958.28                   100.00           7.215                   11.080
    January 25, 2010.............           9,740.44                   100.00           7.212                   11.080
    February 25, 2010............           9,527.40                   100.00           7.209                   11.080
    March 25, 2010...............           9,319.06                   100.00           7.206                   11.080
    April 25, 2010...............           9,115.32                   100.00           7.202                   11.080
    May 25, 2010.................           8,916.06                   100.00           7.199                   11.080
    June 25, 2010................           8,721.20                   100.00           7.196                   11.080
    July 25, 2010................           8,530.64                   100.00           7.193                   11.080
    August 25, 2010..............           8,344.27                   100.00           7.217                   11.080
    September 25, 2010...........           8,161.98                   100.00           7.214                   11.080
    October 25, 2010.............           7,983.71                   100.00           7.224                   11.080
    November 25, 2010............           7,809.38                   100.00           7.812                   11.080
    December 25, 2010............           7,638.91                   100.00           8.848                   11.080


                                                                 -9-


                                                                 MORGAN STANLEY


            Floating Rate                 Notional
                Payer                      Amount
           Period End Date                   ($)                   Multiplier      Strike Rate (%)         Ceiling Rate (%)
    -----------------------------      ---------------        -----------------  ------------------    ----------------------
    January 25, 2011.............           7,472.14                   100.00           9.235                   11.080
    February 25, 2011............           7,309.05                   100.00           9.228                   11.080
    March 25, 2011...............           7,149.55                   100.00           9.220                   11.080
    April 25, 2011...............           6,993.56                   100.00           9.213                   11.080
    May 25, 2011.................           6,841.00                   100.00           9.205                   11.080
    June 25, 2011................           6,691.79                   100.00           9.198                   11.080
    July 25, 2011................           6,545.86                   100.00           9.192                   11.080
    August 25, 2011..............           6,403.14                   100.00           9.185                   11.080
    September 25, 2011...........           6,263.55                   100.00           9.177                   11.080
    October 25, 2011.............           6,127.03                   100.00           9.170                   11.080
    November 25, 2011............           5,993.51                   100.00           9.162                   11.080
    December 25, 2011............           5,862.92                   100.00           9.155                   11.080
    January 25, 2012.............           5,735.19                   100.00           9.147                   11.080
    February 25, 2012............           5,610.27                   100.00           9.140                   11.080
    March 25, 2012...............           5,488.09                   100.00           9.132                   11.080
    April 25, 2012...............           5,368.59                   100.00           9.125                   11.080
    May 25, 2012.................           5,251.71                   100.00           9.117                   11.080
    June 25, 2012................           5,137.40                   100.00           9.110                   11.080
    July 25, 2012................           5,025.59                   100.00           9.102                   11.080
    August 25, 2012..............           4,916.23                   100.00           9.095                   11.080
    September 25, 2012...........           4,809.27                   100.00           9.087                   11.080
    October 25, 2012.............           4,704.65                   100.00           9.080                   11.080
    November 25, 2012............           4,602.33                   100.00           9.072                   11.080
    December 25, 2012............           4,502.24                   100.00           9.064                   11.080
    January 25, 2013.............           4,404.35                   100.00           9.057                   11.080
    February 25, 2013............           4,308.60                   100.00           9.049                   11.080
    March 25, 2013...............           4,214.95                   100.00           9.042                   11.080
    April 25, 2013...............           4,123.34                   100.00           9.034                   11.080
    May 25, 2013.................           4,033.75                   100.00           9.027                   11.080
    June 25, 2013................           3,946.11                   100.00           9.019                   11.080
    July 25, 2013................           3,860.38                   100.00           9.012                   11.080
    August 25, 2013..............           3,776.54                   100.00           9.004                   11.080
    September 25, 2013...........           3,694.52                   100.00           8.997                   11.080
    October 25, 2013.............           3,614.30                   100.00           8.989                   11.080
    November 25, 2013............           3,535.83                   100.00           8.981                   11.080
    December 25, 2013............           3,459.08                   100.00           8.974                   11.080
    January 25, 2014.............           3,384.00                   100.00           8.966                   11.080
    February 25, 2014............           3,310.56                   100.00           8.959                   11.080
    March 25, 2014...............           3,238.73                   100.00           8.951                   11.080
    April 25, 2014...............           3,168.47                   100.00           8.944                   11.080
    May 25, 2014.................           3,099.73                   100.00           8.936                   11.080
    June 25, 2014................           3,032.50                   100.00           8.929                   11.080
    July 25, 2014................           2,966.74                   100.00           8.921                   11.080
    August 25, 2014..............           2,902.41                   100.00           8.913                   11.080
    September 25, 2014...........           2,839.48                   100.00           8.906                   11.080
    October 25, 2014.............           2,777.93                   100.00           8.898                   11.080
    November 25, 2014
      and thereafter.............               0.00                   100.00            N/A                      N/A

                                                                 MORGAN STANLEY


-----------------------------------------------------------------------------------------------------------------------------------
Date:       January 31, 2006
To:         Morgan Stanley Mortgage Loan Trust 2006-1AR          From:         Morgan Stanley Capital Services Inc.

Attn:       Wells Fargo Bank, National Association               Contact:      Kelvin Borre
            9062 Old Annapolis Road
            Columbia, MD 21045
            Attention:  Client Manager, MSM 2006-1AR

Fax:        (410) 715-4513                                       Fax:          (212) 507-3837

Tel:        (410) 884-2000                                       Tel:          (212) 761-1426
-----------------------------------------------------------------------------------------------------------------------------------

Re: Cap Ref. No. KQBAZ, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4, Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3

      The purpose of this letter agreement is to confirm the terms and conditions of the Swap Transaction entered into between Morgan Stanley Capital Services Inc. and Wells Fargo Bank, National Association, solely in its capacity as securities administrator (the "Securities Administrator") on behalf of the Morgan Stanley Mortgage Loan Trust 2006-1AR pursuant to the Pooling and Servicing Agreement (the "PSA"), dated as of January 1, 2006, among Morgan Stanley Capital I Inc. (the "Depositor"), the Securities Administrator as master servicer and securities administrator and LaSalle Bank National Association as trustee (the "Trustee"), on the Trade Date specified below (the "Transaction"). This letter agreement constitutes a "Confirmation" as referred to in the ISDA Master Agreement below.

      The definitions and provisions contained in the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc.) are incorporated into this Confirmation. In the event of any inconsistency between those definitions and this Confirmation, this Confirmation will govern.

      1. This Confirmation evidences a complete, binding agreement between you and us as to the terms of the Transaction to which this Confirmation relates. In addition, this Confirmation supplements, forms a part of, and is subject to an agreement in the form of the ISDA Master Agreement (Multicurrency-Cross Border), with such modifications as are specified herein, as if we had executed an Agreement in such form on the Trade Date of the first such Transaction between us (the "Agreement"). All provisions contained or incorporated by reference in the Agreement shall govern this Confirmation except as expressly modified below. In the event of any inconsistency between the provisions of that Agreement and this Confirmation, this Confirmation will prevail for the purpose of this Transaction.

      2. The terms of the particular Transaction to which this Confirmation relates are as follows:

Party A:                           Morgan Stanley Capital Services Inc.

Party A Credit Support:            Payments guaranteed by Morgan Stanley

Party B:                           Morgan Stanley Mortgage Loan Trust 2006-1AR

Trade Date:                        January 26, 2006

Notional Amount:                   See Schedule A attached hereto

Effective Date:                    February 25, 2006

Termination Date:                  October 25, 2014

                                                                 MORGAN STANLEY


Fixed Amounts:
-------------

   Fixed Amount Payer:                               Party B

   Fixed Amount Payer Payment Date:                  January 30, 2006

   Fixed Amount:                                     USD $100,000 (Party A hereby acknowledges receipt of payment in full of this amount)

Floating Amounts:
----------------

   Floating Amount:                                  The product of (a) the Floating Rate, (b) the Floating Rate Day Count
                                                     Fraction, (c) the "Notional Amount" (as set forth in Schedule A hereto for the related Floating Rate Payer Payment Date) and (d) the
                                                     "Multiplier" (as set forth in Schedule A hereto for the related Floating
                                                     Rate Payer Period End Date).

   Floating Rate Payer:                              Party A

   Strike Rate:                                      For the Calculation Period related to a Floating Rate Payer Payment Date, the
                                                     "Strike Rate" (as set forth in Schedule A hereto for such Floating Rate
                                                     Payer Period End Date).

   Floating Rate Payer Payment Dates:                Early Payment -- For each Calculation Period, the first Business Day prior to each Floating Rate Payer Period End Date.

   Floating Rate Payer Period End Date(s):           The 25th of each month in each year from (and including) March 25, 2006 to (and including) the Termination Date with no adjustment to Period End
                                                     Dates.

                                                     For the avoidance of doubt, the initial Calculation Period will accrue from and including the Effective Date to but excluding March 25, 2006 and that the final Calculation Period will accrue from and including
                                                     September 25, 2014 to but excluding the Termination Date.

   Floating Rate:                                    For the Calculation Period related to a Floating Rate Payer Payment
                                                     Date, the excess, if any, of (x) the lesser of (a) USD-LIBOR-BBA with a
                                                     Designated Maturity of 1 month and (b) the "Ceiling Rate" (as set forth in Schedule A hereto for the related Floating Rate Payer Period End
                                                     Date) over (y) the Strike Rate.

   Floating Rate Day Count Fraction:                 30/360

   Reset Dates:                                      The first day of Each Calculation Period.

   Compounding:                                      Inapplicable

   Business Days:                                    New York


                                                                 -2-


                                                                 MORGAN STANLEY


   Calculation Agent:                                Party A; provided, however, that if an Event of Default occurs with respect to Party A, then Party B shall be entitled to appoint a financial institution which would qualify as a Reference Market-maker to act as Calculation Agent.

        3. Account Details:

Payments to Party A:                                 Citibank, New York
                                                     ABA No. 021 000 089
                                                     For: Morgan Stanley Capital Services Inc.
                                                     Account No. 4072 4601

Operations Contact:                                  Jean Barnum
                                                     Tel 212 761-2630
                                                     Fax 410 534-1431

Payments to Party B:                                 Wells Fargo Bank, National Association
                                                     ABA No. 121-000-248
                                                     Account Name: Corporate Trust Clearing
                                                     Account No. 3970771416 for further credit to 50890501,
                                                     MSM 2006-1AR
                                                     Ref: MSM 2006-1AR, Class 1-M-1, Class 1-M-2, Class 1-M-3, Class 1-M-4,
                                                     Class 1-M-5, Class 1-M-6, Class 1-B-1, Class 1-B-2 and Class 1-B-3

        4. Modifications to the Agreement:

The parties hereby agree to amend the Agreement referenced in paragraph 1 above as follows:

(a)   "Cross Default" applies to Party A but not to Party B.

(b) Fully-Paid Transactions. Notwithstanding the terms of Sections 5 and 6 of the Agreement if Party B has satisfied in full all of its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, (a) the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party and (b) Party A shall be entitled to designate an Early Termination Event pursuant to Section 6 of the Agreement only as a result of a Termination Event set forth in either Section 5(b)(i) or
      Section 5(b)(ii) of the Agreement with respect to Party A as the Affected Party or Section 5(b)(iii) of the Agreement with respect to Party A as the Burdened Party. For purposes of the Transaction to which this Confirmation relates, Party B's only obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(c) "Threshold Amount" means, with respect to a party, U.S. $10,000,000 (or the equivalent in another currency, currency unit or combination thereof).

(d) Payments on Early Termination. "Market Quotation" and "Second Method" will apply for the purpose of Section 6(e) of this Agreement.

(e)   "Termination Currency" means United States Dollars.

(f)   Party A and Party B Payer Tax Representations. For the purpose of
      Section 3(e), each of Party A and Party B makes the following representation:

                                                                 MORGAN STANLEY


      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to
      Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to
      Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(g)   Payee Tax Representations

      (i) For the purpose of Section 3(f), Party A makes the following representation:

            It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

      (ii) For the purpose of Section 3(f), Party B makes the following representation:

            It is a trust duly formed under the laws of the State of New York and is not a foreign corporation for United States tax purposes.

(h) Governing Law; Jurisdiction. This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to choice of law doctrine. Section 13(b) is amended by: (1) deleting "non-" from the second line of clause (i); and (2) deleting the final paragraph.

(i) Waiver of Jury Trial. Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(j) "Affiliate" has the meaning specified in Section 14, but excludes Morgan Stanley Derivative Products Inc.

(k) Additional Representations. Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

      (i)   It is an "eligible contract participant" within the meaning of
            Section 1a(12) of the Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000.

      (ii) It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

      (iii) It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

      (iv)  ERISA Representation. It continuously represents that it is not
            (i) an employee benefit plan (hereinafter an "ERISA Plan"), as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), subject to Title I of ERISA or a plan subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or subject to any other statute, regulation, procedure or restriction that is materially similar to Section 406 of ERISA or Section 4975 of the Code (together with ERISA Plans, "Plans"), (ii) a person acting on behalf of a Plan or (iii) a person any of the assets of whom constitute assets of a Plan, unless its entry into and

                                                                 MORGAN STANLEY


            performance under this agreement satisfy the requirements for exemptive relief under Prohibited Transactions Exemption 90-24, as amended. It will provide notice to the other party in the event that it is aware that it is in breach of any aspect of this representation or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will breach this representation.

(l) Relationship Between Parties. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

      (i) Non-Reliance. In the case of Party A, it is acting for its own account, and in the case of Party B, it is acting as Trustee. Party A has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary and, with respect to Party B, as directed under the PSA. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

      (ii) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

      (iii) Status of Parties. Party A and Party B are not acting as a fiduciary for or an adviser to each other in respect of that Transaction.

      (iv) Fiduciary Capacity. It is expressly understood and agreed by the parties hereto that (i) this Confirmation is executed and delivered by Wells Fargo Bank, National Association, not in its individual capacity but solely as Securities Administrator on behalf of the Trustee under the PSA in the exercise of the powers and authority conferred to and vested in it thereunder, (ii) each of the representations, undertakings and agreements herein made on behalf of the trust created under the PSA is made and intended not as personal representation, undertaking or agreement of the Securities Administrator, but is made and intended for the purpose of binding only such trust and (iii) under no circumstances shall Wells Fargo Bank, National Association in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation.

                                                                 MORGAN STANLEY


(m)   Addresses for Notices. For the purpose of Section 12(a):

      (i)   Address for notices or communications to Party A:

            Morgan Stanley Capital Services Inc.
            1585 Broadway, 3rd Floor
            New York, New York 10036
            Attention: Chief Legal Officer

            Facsimile No.: 212-507-4622

      (ii)  Address for notices or communications to Party B:

            Address:    Wells Fargo Bank, National Association
                        9062 Old Annapolis Road
                        Columbia, Maryland 21045

            Attention:  Client Manager - MSM 2006-1AR

            Facsimile No.: (410) 715-2380     Telephone No.: (410) 884-2000

(n) Set-Off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-Off set fort in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(o) Notices. Section 12(a) is amended by adding in the third line thereof after the phrase "messaging system" and before the ")" the words, "; provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received from the party to whom the telex is sent."

(p) Obligations. Section 2 is amended by adding the following to the end thereof:

      "(f) Party B shall deliver or cause to be delivered to Party A IRS Form W-9 (or successor thereto) as soon as is practicable after the Effective Date."

(q) Covenant to Provide Additional Hedge Counterparty Information. If requested by the Depositor for the purpose of compliance with Item 1115(b) of Regulation AB with respect to any Transaction under this Agreement, Party A shall upon five days written notice either (A) (a) provide the financial data required by Item 1115(b)(1) or (b)(2) of Regulation AB (as specified by the Depositor to Party A) with respect to Party A (or any entity that guarantees Party A) and any affiliated entities providing derivative instruments to Party B (the "Company Financial Information"), in a form appropriate for use in the Prospectus Supplement and in an EDGAR-compatible form; (b) if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party B and (c) within 5 Business Days of the release of any updated financial data, provide current Company Financial Information as required under Item 1115(b) of Regulation AB to the Depositor in an EDGAR-compatible form and if applicable, cause its accountants to issue their consent to filing or incorporation by reference of such financial statements in the Exchange Act Reports of Party A or (B) assign this Agreement as provided below.

      It shall be an Additional Termination Event, with Party A the sole Affected Party, if Party A has failed to deliver any Company Financial Information when and as required under this Part 4(q) hereof, which continues unremedied for the lesser of ten calendar days after the date on which such information, report, certification or accountants' consent was required to be delivered or such period in which the applicable

                                                                 MORGAN STANLEY


      Exchange Act Report for which such information is required can be timely filed (without taking into account any extensions permitted to be filed), and Party A has not, at its own cost, within the period in which the applicable Exchange Act Report for which such information is required can be timely filed caused another entity (which meets any ratings related requirement of the applicable rating agencies at such time) to replace Party A as party to this Agreement that (i) has agreed to deliver any information, report, certification or accountants' consent when and as required under this Part 4(q) hereof, (ii) satisfies the requirements of each Rating Agency and (iv) is approved by the Depositor (which approval shall not be unreasonably withheld).

      As used in this Agreement the following words shall have the following meanings:

      "Depositor" shall mean Morgan Stanley Capital I Inc.

      "EDGAR" shall mean the Commission's Electronic Data Gathering, Analysis and Retrieval system.

      "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and the rules and regulations promulgated thereunder

      "Exchange Act Reports" shall mean all Distribution Reports on Form 10-D, Current Reports on Form 8-K and Annual Reports on Form 10-K that are to be filed with respect to Party B pursuant to the Exchange Act.

      "Prospectus Supplement" shall mean the prospectus supplement prepared in connection with the public offering and sale of the Offered
      Certificates.

      "Rating Agency" shall mean each of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. If any such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers.

      "Regulation AB" shall mean the Asset Backed Securities Regulation AB, 17 C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

                                                                 MORGAN STANLEY


Please confirm that the foregoing correctly sets forth the terms of our agreement by executing this Confirmation and returning it to us.

Best Regards,

MORGAN STANLEY CAPITAL SERVICES INC.





By:  /s/ David N. Moore
    --------------------------------------------------------
      Name: David N. Moore
      Title: Vice President





WELLS FARGO BANK, NATIONAL ASSOCIATION,
  acting not in its individual capacity but solely as Securities Administrator on behalf of MORGAN STANLEY
  MORTGAGE LOAN TRUST 2006-1AR


By:  /s/ Darron C. Woodus
    --------------------------------------------------------
      Name: Darron C. Woodus
      Title: Assistant Vice President

                                                                 MORGAN STANLEY


                                  Schedule A
                           Junior LIBOR Certificates

                          Interest Rate Cap Schedule

            Floating Rate                 Notional
                Payer                      Amount
           Period End Date                   ($)                   Multiplier      Strike Rate (%)         Ceiling Rate (%)
    -----------------------------      ---------------         ----------------  ------------------     --------------------
    March 25, 2006...............         260,058.05                   100.00           5.663                   10.880
    April 25, 2006...............         260,005.60                   100.00           5.668                   10.880
    May 25, 2006.................         259,952.65                   100.00           5.738                   10.880
    June 25, 2006................         259,899.21                   100.00           5.931                   10.880
    July 25, 2006................         259,845.82                   100.00           5.982                   10.880
    August 25, 2006..............         259,792.20                   100.00           5.984                   10.880
    September 25, 2006...........         259,738.14                   100.00           5.982                   10.880
    October 25, 2006.............         259,683.65                   100.00           5.981                   10.880
    November 25, 2006............         259,628.75                   100.00           6.044                   10.880
    December 25, 2006............         259,573.46                   100.00           6.057                   10.880
    January 25, 2007.............         259,518.43                   100.00           6.081                   10.880
    February 25, 2007............         259,461.85                   100.00           6.079                   10.880
    March 25, 2007...............         259,404.88                   100.00           6.078                   10.880
    April 25, 2007...............         259,347.50                   100.00           6.077                   10.880
    May 25, 2007.................         259,289.73                   100.00           6.142                   10.880
    June 25, 2007................         259,231.57                   100.00           6.151                   10.880
    July 25, 2007................         259,173.37                   100.00           6.160                   10.880
    August 25, 2007..............         259,114.61                   100.00           6.158                   10.880
    September 25, 2007...........         259,055.43                   100.00           6.157                   10.880
    October 25, 2007.............         258,995.84                   100.00           6.159                   10.880
    November 25, 2007............         258,935.65                   100.00           6.224                   10.880
    December 25, 2007............         258,875.04                   100.00           6.241                   10.880
    January 25, 2008.............         258,814.48                   100.00           6.265                   10.880
    February 25, 2008............         258,753.91                   100.00           6.263                   10.880
    March 25, 2008...............         258,692.90                   100.00           6.261                   10.880
    April 25, 2008...............         258,631.46                   100.00           6.261                   10.880
    May 25, 2008.................         258,569.61                   100.00           6.323                   10.880
    June 25, 2008................         258,507.33                   100.00           6.336                   10.880
    July 25, 2008................         258,444.87                   100.00           6.351                   10.880
    August 25, 2008..............         258,382.00                   100.00           6.358                   10.880
    September 25, 2008...........         258,318.73                   100.00           6.356                   10.880
    October 25, 2008.............         258,255.00                   100.00           6.437                   10.880
    November 25, 2008............         258,189.63                   100.00           6.662                   10.880
    December 25, 2008............         255,325.32                   100.00           6.972                   10.880
    January 25, 2009.............         252,494.36                   100.00           7.002                   10.880
    February 25, 2009............         249,695.54                   100.00           6.999                   10.880
    March 25, 2009...............         244,221.78                   100.00           6.996                   10.880
    April 25, 2009...............         238,869.07                   100.00           6.994                   10.880
    May 25, 2009.................         233,634.73                   100.00           6.997                   10.880
    June 25, 2009................         228,516.08                   100.00           6.997                   10.880
    July 25, 2009................         223,510.56                   100.00           6.995                   10.880
    August 25, 2009..............         218,615.63                   100.00           6.993                   10.880
    September 25, 2009...........         213,828.89                   100.00           6.990                   10.880
    October 25, 2009.............         209,147.87                   100.00           6.987                   10.880
    November 25, 2009............         204,570.20                   100.00           6.989                   10.880
    December 25, 2009............         200,093.62                   100.00           7.015                   10.880
    January 25, 2010.............         195,716.41                   100.00           7.012                   10.880
    February 25, 2010............         191,435.78                   100.00           7.009                   10.880
    March 25, 2010...............         187,249.58                   100.00           7.006                   10.880
    April 25, 2010...............         183,155.70                   100.00           7.002                   10.880
    May 25, 2010.................         179,152.09                   100.00           6.999                   10.880
    June 25, 2010................         175,236.73                   100.00           6.996                   10.880
    July 25, 2010................         171,407.67                   100.00           6.993                   10.880
    August 25, 2010..............         167,662.98                   100.00           7.017                   10.880
    September 25, 2010...........         164,000.23                   100.00           7.014                   10.880
    October 25, 2010.............         160,418.16                   100.00           7.024                   10.880
    November 25, 2010............         156,915.29                   100.00           7.612                   10.880
    December 25, 2010............         153,490.09                   100.00           8.648                   10.880


                                                                 -9-


                                                                 MORGAN STANLEY

            Floating Rate                 Notional
                Payer                      Amount
           Period End Date                   ($)                   Multiplier      Strike Rate (%)         Ceiling Rate (%)
    -----------------------------      ---------------         ----------------  ------------------     --------------------
    January 25, 2011.............         150,139.09                   100.00           9.035                   10.880
    February 25, 2011............         146,862.14                   100.00           9.028                   10.880
    March 25, 2011...............         143,657.27                   100.00           9.020                   10.880
    April 25, 2011...............         140,522.88                   100.00           9.013                   10.880
    May 25, 2011.................         137,457.42                   100.00           9.005                   10.880
    June 25, 2011................         134,459.34                   100.00           8.998                   10.880
    July 25, 2011................         131,527.16                   100.00           8.992                   10.880
    August 25, 2011..............         128,659.41                   100.00           8.985                   10.880
    September 25, 2011...........         125,854.67                   100.00           8.977                   10.880
    October 25, 2011.............         123,111.53                   100.00           8.970                   10.880
    November 25, 2011............         120,428.64                   100.00           8.962                   10.880
    December 25, 2011............         117,804.65                   100.00           8.955                   10.880
    January 25, 2012.............         115,238.26                   100.00           8.947                   10.880
    February 25, 2012............         112,728.20                   100.00           8.940                   10.880
    March 25, 2012...............         110,273.22                   100.00           8.932                   10.880
    April 25, 2012...............         107,872.10                   100.00           8.925                   10.880
    May 25, 2012.................         105,523.65                   100.00           8.917                   10.880
    June 25, 2012................         103,226.69                   100.00           8.910                   10.880
    July 25, 2012................         100,980.10                   100.00           8.902                   10.880
    August 25, 2012..............          98,782.75                   100.00           8.895                   10.880
    September 25, 2012...........          96,633.56                   100.00           8.887                   10.880
    October 25, 2012.............          94,531.46                   100.00           8.880                   10.880
    November 25, 2012............          92,475.42                   100.00           8.872                   10.880
    December 25, 2012............          90,464.41                   100.00           8.864                   10.880
    January 25, 2013.............          88,497.43                   100.00           8.857                   10.880
    February 25, 2013............          86,573.52                   100.00           8.849                   10.880
    March 25, 2013...............          84,691.73                   100.00           8.842                   10.880
    April 25, 2013...............          82,851.12                   100.00           8.834                   10.880
    May 25, 2013.................          81,050.79                   100.00           8.827                   10.880
    June 25, 2013................          79,289.84                   100.00           8.819                   10.880
    July 25, 2013................          77,567.40                   100.00           8.812                   10.880
    August 25, 2013..............          75,882.63                   100.00           8.804                   10.880
    September 25, 2013...........          74,234.70                   100.00           8.797                   10.880
    October 25, 2013.............          72,622.79                   100.00           8.789                   10.880
    November 25, 2013............          71,046.11                   100.00           8.781                   10.880
    December 25, 2013............          69,503.89                   100.00           8.774                   10.880
    January 25, 2014.............          67,995.35                   100.00           8.766                   10.880
    February 25, 2014............          66,519.76                   100.00           8.759                   10.880
    March 25, 2014...............          65,076.40                   100.00           8.751                   10.880
    April 25, 2014...............          63,664.55                   100.00           8.744                   10.880
    May 25, 2014.................          62,283.53                   100.00           8.736                   10.880
    June 25, 2014................          60,932.64                   100.00           8.729                   10.880
    July 25, 2014................          59,611.23                   100.00           8.721                   10.880
    August 25, 2014..............          58,318.65                   100.00           8.713                   10.880
    September 25, 2014...........          57,054.27                   100.00           8.706                   10.880
    October 25, 2014.............          55,817.46                   100.00           8.698                   10.880
    November 25, 2014
      and thereafter.............               0.00                   100.00            N/A                      N/A



                                                                -10-